                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                           ALAMO GROUP INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                                         DONALD J. DOUGLASS
      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                      logo

                                ALAMO GROUP INC.
                            1502 EAST WALNUT STREET
                              SEGUIN, TEXAS 78155

Dear Fellow Stockholders:

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Alamo Group Inc. to be held on Thursday, May 3, 2001, at 9:00 a.m. local time, at the Westin Riverwalk Hotel, 420 West Market Street, San Antonio, Texas. We hope that you will be able to attend the meeting. Matters on which action will be taken at the meeting are explained in detail in the notice of meeting and proxy statement accompanying this letter.

    In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

    WHETHER OR NOT YOU EXPECT TO BE PRESENT AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE MARK, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

    Thank you for your support. We hope to see you at the meeting.

/s/ Donald J. Douglass

Donald J. Douglass
Chairman of the Board
March 30, 2001

                                ALAMO GROUP INC.
                            1502 EAST WALNUT STREET
                              SEGUIN, TEXAS 78155

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 3, 2001

                             ---------------------

To the Stockholders of
Alamo Group Inc.

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Alamo Group Inc. (the "Company") will be held at the Westin Riverwalk Hotel, 420 West Market Street, San Antonio, Texas, on Thursday, May 3, 2001, at 9:00 a.m. local time, for the following purposes:

    (1) To elect seven (7) directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

    (2) To approve the appointment of Ernst & Young LLP as the Company's auditors for the 2001 fiscal year;

    (3) To approve the Company's First Amended and Restated 1999 Non-Qualified Stock Option Plan; and

    (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

    In accordance with the By-Laws of the Company, the Board of Directors has fixed the record date for the meeting at March 15, 2001. Only stockholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof.

    Stockholders who do not expect to attend the meeting in person are urged to sign the enclosed proxy and return it promptly. A return envelope is enclosed for that purpose.

    A complete list of stockholders entitled to vote at the meeting, showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of twelve days commencing April 22, 2001, at the offices of the Company's Counsel which is Oppenheimer, Blend, Harrison and Tate, Inc. located at 711 Navarro, Suite 600, San Antonio, Texas 78205-1796

                                          By Order of the Board of Directors

                                          /s/ Robert H. George
                                          Robert H. George
                                          SECRETARY

Dated: March 30, 2001

                                ALAMO GROUP INC.
                            1502 EAST WALNUT STREET
                              SEGUIN, TEXAS 78155

                                PROXY STATEMENT

    The accompanying Proxy, mailed on or about March 30, 2001, is solicited by the Board of Directors of Alamo Group Inc., a Delaware corporation (the "Company"), to be voted at the 2001 Annual Meeting of Stockholders to be held on May 3, 2001, and at any adjournments thereof. The meeting will be held at 9:00 a.m. local time, at the Westin Riverwalk Hotel, 420 West Market Street, San Antonio, Texas. This Proxy Statement and the accompanying Proxy are being mailed to Stockholders on or about March 30, 2001. The Annual Report of the Company for 2000, including financial statements, is enclosed.

                               VOTING AND PROXIES

    Only holders of record of common stock of the Company at the close of business on March 15, 2001 (the "Record Date"), shall be entitled to vote at the meeting. There were 20,000,000 authorized shares of common stock, par value $.10 per share ("Common Stock"), of the Company and 9,703,659 shares of common stock outstanding on the Record Date. Each share of Common Stock is entitled to one vote. Any Stockholder giving a proxy has the power to revoke same at any time prior to its use by giving notice in person or in writing to the Secretary of the Company.

    The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the 2001 Annual Meeting of Stockholders and any adjournment thereof.

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed by the Company for the meeting. The inspectors of election will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum. Abstentions may be specified on all proposals except the election of directors. Abstentions are present and entitled to vote for purposes of determining the approval of any matter submitted to the Stockholders for a vote and will thus have the same effect as a negative vote for the item on which the abstention is noted. If a broker indicates on a proxy that it does not have the discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present and entitled to vote with respect to that matter.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

    Listed in the following table are the only beneficial owners that the Company is aware of as of February 28, 2001, of more than five percent of the Company's outstanding Common Stock. In addition, this table includes the outstanding voting securities beneficially owned by its directors, its executive officers that are listed in the Summary Compensation Table and by its directors and executive officers as a group.

                                                           AMOUNT AND NATURE OF
BENEFICIAL OWNER OF COMMON STOCK                          BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS(2)
--------------------------------                          -----------------------   -------------------
Capital Southwest Venture Corporation ..................         2,821,300(3)              29.1%
  12900 Preston Road, Suite 700
  Dallas, TX 75230

EQSF Advisors, Inc. ....................................         1,581,400(4)              16.3%
  767 Third Avenue
  New York, NY 10017

Donald J. Douglass .....................................           807,045(5)               8.3%
  330 Argyle Avenue
  San Antonio, TX 78209

Harris & Associates L.P. ...............................           685,250(6)               7.1%
  Two North LaSalle Street, Suite 500
  Chicago, IL 60602

T. Rowe Price Associates, Inc. .........................           564,000(7)               5.8%
  100 East Pratt
  Baltimore, MD 21202

Ronald A. Robinson......................................            70,000(10)                *

O.S. Simpson, Jr........................................            25,280(8)                 *

William R. Thomas.......................................                  (9)

James B. Skaggs.........................................             1,100                    *

David H. Morris.........................................             1,015

Jerry E. Goldress.......................................            18,000                    *

Robert H. George........................................            12,050(10)                *

Richard J. Wehrle.......................................             2,616(10)                *

Geoffrey Davies.........................................             2,750(10)                *

Ian Burden..............................................             3,642(10)                *

John C. Moon............................................             5,750(10)                *

Daryl A. Vance..........................................               600(10)                *

All Directors and Executive Officers as a Group (13                949,848(10)              9.8%
  Persons)..............................................

------------------------

  * Less than 1% of class

 (1) In each case the beneficial owner has sole voting and investment power, except as otherwise provided herein.

 (2) The calculation of percent of class is based on the number of shares of Common Stock outstanding as of February 28, 2001, 9,703,659 shares.

 (3) Includes shares purchased by Capital Southwest Corporation ("Capital Southwest"), the parent corporation of Capital Southwest Venture Corporation. Mr. Thomas, a director of the Company, serves as Chairman of the Board and President of both Capital Southwest Venture Corporation and Capital Southwest Corporation and shares voting and investment power with respect to the shares of Common Stock owned by Capital Southwest Venture Corporation and Capital Southwest Corporation. Mr. Thomas, personally, disclaims beneficial ownership of these shares.

 (4) Based on a Schedule 13G dated March 5, 2001 by which EQSF Advisors, Inc. reported that as of December 31, 2000, it or M. J. Whitman Advisors, Inc. or Martin J. Whitman, individually had shared voting power over none of such shares, sole voting power over 1,581,400 such shares, and sole dispositive power over 1,581,400 of such shares. EQSF Advisors, Inc. has beneficial ownership in 1,398,200 shares. M. J. Whitman Advisors, Inc. has beneficial ownership in 183,200 shares. Martin J. Whitman individually disclaims beneficial ownership of these shares

 (5) Includes 20,000 shares of non-qualified options exercisable for a period of three years from January 30, 2001. Includes 65,145 shares owned by The Douglass Foundation, a non-profit organization of which Mrs. Douglass is the President; 89,420 shares in the Douglass Charitable Remainder Unitrust, of which Mr. Douglass is trustee; 31,000 shares in the Douglass Charitable Lead Unitrust of 2001 of which Mr. Douglass is trustee; 63,100 shares owned by Helen D. Douglass, Mr. Douglass' wife. Various members of Mr. Douglass' family hold shares of stock of the Company which are not included in this table and Mr. Douglass disclaims beneficial ownership of these shares.

 (6) Based on a Schedule 13G dated January 24, 2001, by which Harris Associates L.P. reported that as of December 31, 2000, it or Harris Associates Inc. had shared voting power over 685,250 such shares, sole voting power over none of such shares and sole dispositive power over 543,350 such shares. Harris Associates L.P. and Harris Associates Inc. have beneficial ownership in 685,250 shares.

 (7) Based on a Schedule 13G dated February 12, 2001, by which T. Rowe Price Associates, Inc. reported that as of December 31, 2000, it or T. Rowe Price Small Cap Value Fund, Inc. had shared voting power over none of such shares, sole voting power over 564,000 of such shares, and sole dispositive power over 572,000 of such shares. T. Rowe Price Associates, Inc. and T. Rowe Price Small Cap Value Fund, Inc. have beneficial ownership in 572,000 shares.

 (8) Excludes 13,916 shares owned by Mr. Simpson's wife. Mr. Simpson disclaims beneficial ownership of these shares.

 (9) See footnote 3, above.

 (10) Includes shares available for exercise under various stock option plans as follows: for Mr. Robinson 45,000 shares exercisable for 10 years from July 7, 1999; for Mr. George 750 shares; for Mr. Wehrle 750 shares; for Mr. Davies 1,000 shares; for Mr. Burden 1,500 shares; for Mr. Moon 1,500 shares and for Mr. Vance 450 shares all exercisable for 10 years from August 31, 1999.

                         ITEM 1: ELECTION OF DIRECTORS

    The By-Laws of the Company provide that the number of directors which shall constitute the whole board shall be fixed and determined from time to time by resolution adopted by the Board of Directors. Currently, the size of the Board of Directors has been fixed at seven (7) directors. Each director elected at the annual meeting will serve until the next annual meeting of Stockholders or until his successor is elected and qualified. Unless otherwise instructed, shares represented by properly executed proxies in the accompanying form will be voted for the individuals nominated by the Board of Directors set forth below. Although the Board of Directors anticipates that the listed nominees will be able to serve, if at the time of the meeting any such nominee is unable or unwilling to serve, such shares may be voted at the discretion of the proxy holders for a substitute nominee. Certain information concerning such nominees, including all positions with the Company and principal occupations during the last five years, is set forth below:

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

    Donald J. Douglass, age 69, founded the Company in 1969 and has served as Chairman of the Board and Chief Executive Officer of the Company. Mr. Douglass resigned his position as Chief Executive Officer on July 7, 1999 and his position as an employee of the Company on December 31, 1999, but continues to serve as a director and Chairman of the Board for the Company.

    Ronald A. Robinson, age 49, has been President, Chief Executive Officer and director of the Company since 1999. Mr. Robinson had previously been President of Svedala Industries, Inc. the U.S. subsidiary of Svedala Industries AB of Malmo, Sweden, a leading manufacturer of equipment and systems for the worldwide construction, mineral processing and materials handling industries.
Mr. Robinson joined Svedala in 1992 when it acquired Denver Equipment Company of which he was Chairman and Chief Executive Officer.

    Jerry E. Goldress, age 70, has been a director since May 2, 2000 and is Chairman and CEO of Grisanti, Galef & Goldress, Inc. ("GGG"), a turnaround management consulting firm. Mr. Goldress has been with GGG since 1973 and has been its Chairman and CEO since 1981. In his consulting capacity, he has been President of more than one hundred manufacturing, distribution, and retail organizations.

    David H. Morris, age 59, has been a director of the Company since 1996. Since 1995, he has been involved in various consulting capacities and from September of 1999 through May of 2000 he served as Chief Operating Officer of YardMart.com. Mr. Morris had retired as President and Chief Operating Officer of The Toro Company on November 1995. He had served in this capacity since
December 1988. Mr. Morris was first employed by Toro in February 1979 and served in various executive capacities with Toro and its subsidiaries.

    O. S. Simpson, Jr., age 65, has been a director of the Company since 1969. Mr. Simpson has served as the Chairman and CEO of Toddy Products, Inc., a manufacturer of gourmet coffee, tea concentrates, and coffee makers, since 1964.

    James B. Skaggs, age 63, has been a director of the Company since 1996 and retired as Chairman of the Board, Chief Executive Officer and President of Tracor, Inc. in June 1998. Tracor provides leading edge technology to government and commercial customers worldwide in the areas of information systems, aerospace, and systems engineering. Mr. Skaggs had been Tracor's CEO, President and Director since November 1990 and its Chairman of the Board since
December 1993.

    William R. Thomas, age 72, has been a director of the Company since 1969. Since 1980, Mr. Thomas has been President, and since 1982, Chairman of the Board, of Capital Southwest Corporation, a publicly owned venture capital investment company located in Dallas, Texas.

                  ADDITIONAL INFORMATION CONCERNING DIRECTORS

    None of the nominees for director or the executive officers of the Company has a family relationship with any of the other executive officers or other nominees for director. Except for Mr. Skaggs, Mr. Thomas and Mr. Goldress, none of the directors or nominees is a director of any other company which has a class of securities registered under, or is required to file reports under, the Securities Exchange Act of 1934 or of any company registered under the Investment Company Act of 1940. Mr. Skaggs is a director of DTM Corporation. Mr. Thomas is a director of Capital Southwest Corporation, Encore Wire Corporation, Mail-Well, Inc. and Palm Harbor Homes, Inc. Mr. Goldress is a director of K2 Inc., Rockford Corp. and Frontier Insurance Group, Inc.

    VOTE REQUIRED. A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE ELECTION OF EACH INDIVIDUAL NOMINATED BY THE BOARD OF DIRECTORS. ALL PROXIES WILL BE VOTED FOR UNLESS A CONTRARY CHOICE IS INDICATED.

               THE BOARD HAS APPROVED THE SLATE OF DIRECTORS AND
                  RECOMMENDS ITS APPROVAL BY THE STOCKHOLDERS

                      MEETINGS AND COMMITTEES OF THE BOARD

    During the fiscal year ended December 31, 2000, the Board of Directors held seven meetings. All members of the Board attended at least 75% of the meetings, except Mr. Skaggs who was absent from two meetings. Mr. Goldress joined the Board upon his election at the Annual Meeting of Stockholders on May 2, 2000, and attended all meetings since that time.

    The Audit Committee of the Board of Directors, which consisted of Messrs. Goldress, Morris, Simpson, Skaggs met five times during fiscal 2000. All committee members were present at the meetings except Mr. Skaggs who missed one meeting. Mr. Goldress was appointed to the committee after his election to the Board at the Annual Meeting of Stockholders on May 2, 2000. The functions of the Audit Committee are to recommend the appointment of the Company's independent auditors, to review the arrangements for and the scope of the annual audit, and to review internal accounting controls.

    The Compensation/Nomination Committee of the Board of Directors, which consisted of Messrs. Goldress, Morris, Skaggs, Simpson and Thomas, met one time during fiscal 2000. All committee members were present at the meeting except Mr. Goldress who was appointed to the Committee after his election to the Board at the Annual Meeting of Stockholders on May 2, 2000. The functions of the Compensation/Nomination Committee are to review and make recommendations concerning the compensation of officers and other key management personnel, including the granting of stock options and the nomination of directors and executive officers of the Company. The Compensation/Nomination Committee does not consider nominees recommended by Stockholders of the Company.

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee is comprised of four independent members of the Company's Board of Directors. Each member of the Audit Committee is independent as defined in Rule 303.02 of the New York Stock Exchange listing standards. The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which the Board of Directors adopted on May 1, 2000. A copy of the Audit Committee Charter is attached as Exhibit "A" to this Proxy Statement. The Audit Committee, among other things, recommends to the Board of Directors (i) that the audited financial statements be included in the Company's Annual Report on Form 10-K and (ii) the selection of independent auditors to audit the books and records of the Company.

    The Audit Committee has:

    - Reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2000 with the Company's management and with the Company's independent auditors;

    - Discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards); and

    - Received and discussed the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committee)

    Based on such review and discussions with management and the independent auditors, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Dated: March 13, 2001

                                          Audit Committee

                                          O.S. Simpson, Chairman
                                          Jerry E. Goldress, Member
                                          David H. Morris, Member
                                          James B. Skaggs, Member

                REPORT OF THE COMPENSATION/NOMINATION COMMITTEE

    THE FOLLOWING PARAGRAPHS CONSTITUTE THE REPORT OF THE COMPENSATION/NOMINATION COMMITTEE OF THE BOARD OF DIRECTORS (THE "COMMITTEE") ON EXECUTIVE COMPENSATION POLICIES. IN ACCORDANCE WITH RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION, THIS REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY STATEMENTS OR REPORTS FILED BY THE COMPANY WITH THE SEC THAT DO NOT SPECIFICALLY INCORPORATE THIS REPORT BY REFERENCE.

    The goals of the Company's compensation program are to attract, retain and motivate competent executive officers who have the experience and ability to contribute materially to the long-term success of the Company. The principal elements of compensation for executive officers are base salary, incentive payments and stock options.

    Base salaries were determined by the Committee in February 2000, effective May 1, 2000, for each of the executive officers and key managers on an individual basis, taking into consideration individual contributions to the Company's performance, length of tenure with the Company, surveys of compensation levels of comparable positions and internal equities among positions. Among other things, the Committee considered each officer's and key manager's contributions to the success of the Company's business in recent years and to its foundation for sustained earnings growth, as well as each participant's role in achieving a higher level of customer satisfaction, increased market penetration, and efficient utilization of assets and employees in his area of responsibility.

    The base salary level for Ronald A. Robinson, President and Chief Executive Officer was determined by the Committee in February 2000 effective May 1, 2000. Ronald A. Robinson was appointed President and Chief Executive Officer on
July 7, 1999, at the base salary level determined by the Committee effective that date. The base salary levels for all of the aforementioned officers were determined by the Committee based on those factors described in the preceding paragraph.

    During 1999, the Committee adopted a revised version of the Alamo Group Incentive Compensation Plan ("ICP"). The ICP is a cash incentive plan which allows the Committee to reward certain of the Company's upper and mid-level managers based upon three factors: the overall performance of the Company, the performance of the segment of the Company in which the employee is expected to contribute and the individual performance of the respective employee. ICP payments include a 75% objective component, with the remaining 25% based on subjective criteria. The Committee approved incentive payments to participating employees in an aggregate amount of $394,181. These payments were expensed in 1999 and paid in 2000. During February 2001, pursuant to the ICP, the Committee approved total incentive payments to participating employees, including the President and the Chief Executive Officer, of $236,584. These payments were expensed in 2000 and payments were made during March 2001.

    During 1999, the Committee approved a supplemental retirement benefit for Mr. Douglass which will be paid at $20,441 per quarter over a period of 14 1/2 years beginning in the year 2000. The single sum cost of the benefit based on an assumed annual yield of 8% is $707,493, all of which was expensed during 1999. Also during 1999, the Committee recommended and the Board of Directors approved the Company entering into a Consulting and Non-Competition Agreement with Oran Logan following his resignation from his position as President and Chief Operating Officer of the Company. The Company entered into this agreement effective July 7, 1999, for a period of 2 1/2 years from that date. The aggregate cost of the agreement is $400,000, all of which was expensed during 1999.

    From time to time, the Committee has also granted stock options to executive officers and key employees to align their long-term interests with those of the Stockholders. Stock options are granted at exercise prices not less than the fair market value of the stock on the date of grant and thus will have no value unless the value of the Company's stock appreciates. The Committee believes that these options provide a significant incentive for the option holders to enhance the value of the Company's common stock by continually improving the Company's performance.

    On August 31, 1999, the Stockholders of the Company approved the 1999 Non-Qualified Stock Option Plan ("1999 NQSO Plan") for executive, managerial, professional or technical employees of the Company, and reserved 400,000 shares of Common Stock for issuance pursuant to stock options. The Committee recommended and the Board of Directors approved granting Non-Qualified Options to purchase 200,000 shares of the Company's Common Stock to Mr. Robinson. The exercise price for these shares was $8.9375 per share, the closing price of the Company's Common Stock on the grant date.

    On August 31, 1999, the Stockholders of the Company also approved the First Amended and Restated 1994 Incentive Stock Option Plan ("FAR 1994 ISO Plan") to correct certain ambiguities and administrative problems with the existing plan. Upon recommendation by the Committee and approval by the Board of Directors of the Company, Incentive Stock Options to purchase 50,000 shares were granted to Mr. Robinson at an option price of $8.9375 per share and Incentive Stock Options to purchase 51,000 shares were granted to other executive officers and key members of management, at an option price of $9.25 per share. Both option prices were the closing price of the Company's Common Stock on the grant date. As of December 31, 2000, Incentive Stock Options to purchase 92,550 shares remain outstanding and options on 175,400 shares were available for grant. There were no option grants in 2000. On February 13, 2001, the Committee recommended and the Board of Directors approved and granted 11,000 shares of the Company's Common Stock at an option price of $14.61 per share to key members of management under the FAR 1994 ISO Plan.

Dated: March 13, 2001

                                          William R. Thomas, Chairman
                                          Jerry E. Goldress, Member
                                          David H. Morris, Member
                                          O.S. Simpson, Jr., Member
                                          James B. Skaggs, Member

                     COMPENSATION OF OFFICERS AND DIRECTORS

    The following table sets forth a summary of compensation for the fiscal year ended December 31, 2000, paid by the Company to the Company's Chairman of the Board, Donald J. Douglass and the four highest paid executive officers of the Company, as well as the compensation paid to each such individual during the Company's last three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM
                                                                               COMPENSATION
                                                                                  AWARDS
                                                                               ------------
                                                   ANNUAL COMPENSATION          SECURITIES
                                             -------------------------------    UNDERLYING     ALL OTHER
                                              FISCAL     SALARY      BONUS       OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION                    YEAR       ($)      ($)(4)(5)       (#)           ($)(6)
---------------------------                  --------   --------   ---------   ------------   ------------
Donald J. Douglass ........................    2000          --      69,000                      119,747(7)
  Chairman of the Board and Former Chief       1999     200,000       3,750             --        20,400
  Executive Officer(1)                         1998     200,000      54,250             --        20,400

                                               2000     276,267     101,388             --         7,133
Ronald A. Robinson ........................    1999     125,314(3)       --             --         1,864
  President and Chief Executive Officer(2)     1998          --          --             --            --

                                               2000     118,500      28,493             --        13,605(8)
Geoffrey Davies ...........................    1999     110,595      24,000             --         8,741(8)
  Managing Director Alamo Group (EUR) Ltd.     1998     108,679      44,195             --        12,010(8)

Ian Burden ................................    2000     114,000      30,340             --         5,907
  Executive Vice President Alamo Group         1999     104,000      24,475             --         5,592
  (USA), Inc.                                  1998      98,667      17,085             --         4,015

John C. Moon ..............................    2000     116,564       6,688             --         4,133
  Executive Vice President Alamo Group         1999     109,974      10,415             --         4,133
  (USA), Inc.                                  1998      95,167      12,559             --         3,283

------------------------

(1) Mr. Douglass resigned as Chief Executive Officer on July 7, 1999, and his position as an employee of the Company on December 31, 1999 but continues to serve as Chairman of the Board for the Company.

(2) Mr. Robinson was appointed President and Chief Executive Officer on July 7, 1999.

(3) Represents a partial year salary for Mr. Robinson.

(4) Discretionary ICP bonuses approved and paid in 1999 and 2000.

(5) Bonuses for 1998 include the 1998 Subjective Bonuses and certain discretionary bonuses paid in 1998.

(6) The amounts represent the employee's contribution under the Alamo Group
    (USA) Inc. tax-qualified plan (the "401(k) Plan"). In the case of
    Mr. Douglass and Mr. Robinson the amounts also include restoration payments pursuant to the Alamo Group Inc. 401(k) Restoration Plan (the "Restoration Plan"). The purpose of the matching contributions that would have been or would be made under the Company's 401(k) plan but were or would be foregone due to certain limitations on contributions to 401(k) plans in the Internal Revenue Code of 1986, as amended and in effect from time to time. The amounts also include life insurance premiums paid by the Company in the amount of $13,600 for Mr. Douglass for each of fiscal 1998 and 1999.

(7) Also includes $118,263 in payments of principal and interest relating to a supplemental retirement benefit, director and management fees.

(8) The amount reflects Alamo Group (EUR) Ltd. contribution to Mr. Davies' retirement plan in the United Kingdom.

                   AGGREGATED OPTION GRANTS AND EXERCISES IN
               LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

    The following table presents information with respect to stock options owned by the named executive officers at December 31, 2000.

                                                                    NUMBER OF
                                   SHARES                     SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                  ACQUIRED                   UNEXERCISED OPTIONS AT       IN-THE-MONEY OPTIONS AT
                                     ON         VALUE      FY-END (#) EXERCISABLE (E)/   FY-END ($) EXERCISABLE (E)
NAME                              EXERCISE   REALIZED(1)        UNEXERCISABLE (U)            UNEXERCISABLE (U)
----                              --------   -----------   ---------------------------   --------------------------
Donald J. Douglass
  1993 Non-qualified Options....                                     20,000 E                     31,250 E(2)

Ronald A. Robinson
  1999 Non-qualified Options....                                     40,000 E                    165,000 E(3)
                                                                    160,000 U                    660,000 U(3)
  1999 Incentive Options........   5,000       19,063                 5,000 E                     20,625 E(3)
                                                                     40,000 U                    165,000 U(3)

Robert H. George
  1999 Incentive Options........     250        1,000                   750 E                      2,859 E(4)
                                                                      4,000 U                     15,250 U(4)

Richard J. Wehrle
  1999 Incentive Options........     250        1,000                   750 E                      2,859 E(4)
                                                                      4,000 U                     15,250 U(4)

Geoffery Davies
  1999 Incentive Options........   1,000        4,000                 1,000 E                      3,813 E(4)
                                                                      8,000 U                     30,500 U(4)

Ian Burden
  1999 Incentive Options........     500        2,000                 1,500 E                      5,719 E(4)
                                                                      8,000 U                     30,500 U(4)

John C. Moon
  1999 Incentive Options........     500        2,000                 1,500 E                      5,719 E(4)
                                                                      8,000 U                     30,500 U(4)

Daryl A. Vance
  1999 Incentive Options........     150          600                   450 E                      1,716 E(4)
                                                                      2,400 U                      9,150 U(4)

------------------------

(1) Values are calculated by subtracting the exercise price from the fair market value of the stock as of the exercise date.

(2) This figure was calculated assuming a fiscal year-end market price of $13.0625 per share and an exercise price of $11.50 per share.

(3) These figures were calculated assuming a fiscal year-end market price of $13.0625 per share and an exercise price of $8.9375 per share.

(4) These figures were calculated assuming a fiscal year-end market price of $13.0625 per share and an exercise price of $9.25 per share.

DIRECTOR COMPENSATION

    At present, each non-employee director receives $1,000 for each meeting of the Board of Directors attended in person, $500 for each meeting of any committee thereof attended in person, or $500 for each meeting of the Board of Directors or any meeting of any committee thereof attended by telephone. The Company pays directors who are not employees of the Company an additional $12,000 retainer per year. For fiscal 1999, all payments to directors were subject to an annual aggregate limit in fees per director, exclusive of expense reimbursements. The Board of Directors waived the annual aggregate limit for fiscal 1999. Beginning in May 2000, payments to directors are no longer subject to an annual aggregate limit and only non-employee directors will be compensated for attending meetings of the Board of Directors or any committee thereof. Directors are reimbursed for reasonable expenses incurred as a result of attending meetings of the Board or committees thereof.

    In addition to directors' fees, the Board of Directors of the Company approved the grant of non-qualified stock options for non-employee directors subject to the Stockholders approving the proposed changes of the 1999 Non-Qualified Stock Option Plan adopted March 13, 2001. (See Item 3 Page 12)

EMPLOYMENT AGREEMENTS

    All executive officers of the Company serve at the discretion of the Board of Directors. The executive officers are appointed to their positions by the Board until the next annual meeting of directors or until their successors have been duly qualified and elected.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In 1990 and 1997, the Company loaned amounts totaling $700,000 and $270,000 respectively to Mr. Douglass. Proceeds from these loans were used to pay personal income taxes resulting from the exercise of non-qualified options. On December 31, 1999, pursuant to approval of the Board of Directors, Mr. Douglass' $700,000 loan was renewed and extended to December 31, 2002. The principle balance bears interest at the short-term Applicable Federal Rate which was 6.03% at December 31, 2000 and is adjusted quarterly. Mr. Douglass' loan for $270,000, matures on December 31, 2006 and bears interest at the mid-term Applicable Federal Rate. On December 31, 2000 the mid-term rate was 6.18% and is adjusted quarterly. At December 31, 2000, the outstanding principal balances on the loans to Mr. Douglass were $700,000 and $270,000. Mr. Douglass' loans are secured by 100,000 shares of the Company's Common Stock.

    On August 31, 1999, the Board of Directors amended the Company's Executive Loan Program to state that no new loans would be made under the program and all outstanding loans were renewed and extended for five years from December 31, 1999, with interest payable quarterly and a requirement that at least 10% of the original loan amount be paid annually with the first such payment due March 30, 2001. All other terms and conditions of the notes and security agreements remain unchanged. Each loan under the Executive Loan Program bears interest, payable quarterly, at the base rate of interest as published by Bank of America, N.A. As of the date hereof, there is outstanding under the Executive Loan Program loans for a total of $110,807 and $71,085 to Mr. George and Mr. Moon, respectively, and an aggregate of $79,550 to all other qualified borrowers. All loans are secured by shares of the Company's Common Stock. Management believes that the transactions described above were on terms no less favorable to the Company than otherwise available from unaffiliated third parties.

                         STOCK PRICE PERFORMANCE GRAPH

    The following graph sets forth the cumulative total return to the Company's Stockholders during a five-year period ended December 31, 2000, as well as the performance of an overall stock market index (S&P 500 Index) and the Company's selected peer group index (Russell 2000 Index).

    The Company believes that there does not exist a representative industry peer group of companies with a similar business segment profile. The Securities and Exchange Commission has indicated that companies may use a base other than industry or line of business for determining its peer group index, such as an index of companies with similar market capitalization. Accordingly, the Company has selected the Russell 2000 Index, a widely used small market capitalization index, to use as a representative peer group.

                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
     Among S&P 500 Index, Russell 2000 Index, and Alamo Group Inc. ("ALG")

                                     [LOGO]

The graph assumes $100.00 invested on December 31, 1995 in the Company's Common
 Stock or in the S&P 500 Index or Russell 2001 Index including reinvestment of dividends.

                             Graph produced by Research Data Group, Inc. 2/22/01

                        ITEM 2. APPOINTMENT OF AUDITORS

    The Board of Directors has appointed the firm of Ernst & Young LLP as independent auditors to examine the financial statements of the Company for the 2001 fiscal year. Fees for the last fiscal year were, $369,000 for annual audit and other fees of $80,000, of which $20,000 were audit related services.

    Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

    A proposal will be presented at the Annual Meeting to ratify the appointment of Ernst & Young LLP as the Company's independent auditors. If Stockholder approval should be withheld, the Board of Directors would consider an alternative appointment for the succeeding fiscal year. The Board of Directors recommends that the Stockholders ratify the appointment of Ernst & Young LLP.

    VOTE REQUIRED. THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED. ALL PROXIES WILL BE VOTED FOR ADOPTION UNLESS A CONTRARY CHOICE IS INDICATED.

                     THE BOARD HAS APPROVED APPOINTMENT OF
                               ERNST & YOUNG LLP
              AND RECOMMENDS ITS RATIFICATION BY THE STOCKHOLDERS

                                    ITEM 3:
                        APPROVAL OF THE ALAMO GROUP INC.
                           FIRST AMENDED AND RESTATED
                      1999 NON-QUALIFIED STOCK OPTION PLAN

BACKGROUND

    The 1999 Non-Qualified Stock Option Plan ("1999 NQSO Plan") originally reserved 400,000 shares of Common Stock for issuance to key employees of the Company and the Company's direct and indirect subsidiaries. Pursuant to a change in the Securities and Exchange Commission ("SEC") rules and regulations, it is now permissible to grant stock options to a broader category of individuals. In light of the change in the SEC rules and regulations, the Board of Directors wishes to provide shares of Common Stock to be available for grant of options, not only to key employees, but also to non-employee directors. It is the belief of the Board of Directors that the grant of options to non-employee directors will provide the directors with a valuable incentive. Therefore, on March 13, 2001, the Board of Directors adopted, subject to Stockholder approval, the Alamo Group Inc. First Amended and Restated 1999 Non-Qualified Stock Option Plan ("FAR 1999 NQSO Plan") to add non-employee directors as eligible persons to receive grants of stock options.

    Conditioned on approval of the FAR 1999 NQSO Plan by Stockholders, the Compensation Committee of the Board of Directors granted an option to purchase 5,000 shares of the Company's Common Stock to Messrs. Goldress, Morris, Simpson, Skaggs, and Thomas respectively. Messrs. Goldress, Morris, Simpson, Skaggs and Thomas are non-employee directors of the Company. The exercise price for these shares will be the closing price on May 3, 2001.

    In 1999, the Company granted 200,000 shares to Mr. Robinson and conditioned on approval of the FAR 1999 NQSO Plan by the Stockholders, the Company has granted 25,000 shares to the non-employee directors named above. The balance of 175,000 shares are available for grant to qualified persons at a later date.

    Other administrative amendments are also proposed to be made pursuant to the FAR 1999 NQSO Plan. Prior SEC rules and regulations required that the Compensation Committee be made up of

"disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. It is no longer a requirement that the Committee be composed of "disinterested persons." Thus, the FAR 1999 NQSO Plan requires only that the Committee consists of "non-employee directors" as defined in Rule 16b-3.

    An additional administrative amendment proposed pursuant to the FAR 1999 NQSO Plan is to allow the plan to be terminated or amended, except as to any options then outstanding under the plan, by the following: (i) the Board of Directors; (ii) the Compensation Committee, as long as the Committee consists solely of two or more non-employee directors; or (iii) by the Stockholders of the Company. The proposed FAR 1999 NQSO Plan also clarifies that amendments to the plan may include, but are not limited to, such matters as vesting requirements, the form of payment of awards, and the effects of employment termination.

SUMMARY OF THE FAR 1999 NQSO PLAN FEATURE

    The only amendments sought to the 1999 NQSO Plan are as discussed above. All other provisions of the 1999 NQSO Plan remain unchanged and are restated in the FAR 1999 NQSO Plan. The following summary of the FAR 1999 NQSO Plan is qualified in its entirety by reference to the text of FAR 1999 NQSO Plan which is set forth in Exhibit B to this Proxy Statement.

    VOTE REQUIRED. THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED. ALL PROXIES WILL BE VOTED FOR ADOPTION UNLESS A CONTRARY CHOICE IS INDICATED.

                   THE BOARD HAS UNANIMOUSLY APPROVED ITEM 3
                AND RECOMMENDS ITS APPROVAL BY THE STOCKHOLDERS

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    During 2000, each of Donald J. Douglass and Richard J. Wehrle were late filing a Form 4 reporting the sale of Common Stock, but did timely file a Form 5. Mr. Morris did not file a Form 4 reporting purchases of common stock through a dividend reinvestment program, but timely filed a Form 5.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    Proposals of Stockholders intended to be presented at the 2002 Annual Meeting, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received in writing by the Company at its principal executive offices not later than November 27, 2001. The Company's principal executive offices are located at 1502 East Walnut Street, Seguin, Texas, 78155. Please direct all such proposals to the attention of the President of the Company.

    If a Stockholder intends to present business at the 2002 Annual Meeting other than pursuant to Rule 14a-8, to be considered timely pursuant to Rule 14a-4(c), the Company should receive notice of the proposal at least
45 days before the date on which the Company first mailed its proxy materials for the prior year's Annual Meeting of Stockholders. Therefore, to be considered timely, the Company should receive notice of a Stockholder proposal submitted other than pursuant to Rule 14a-8 no later than February 15, 2001.

                               PROXY SOLICITATION

    The cost of soliciting proxies will be borne by the Company. Proxies may be solicited through the mail and through telephonic communications, or meetings with Stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefor.

    The Company requests persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy, and the Company will reimburse such persons for their reasonable expenses.

                                 OTHERS MATTERS

    No business other than the matters set forth in this Proxy Statement is expected to come before the meeting, but should any other matters requiring a vote of Stockholders arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the interests of the Company. If any of the nominees for office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for another person in his place in what they consider the best interests of the Company.

    The Company will furnish free of charge to each person whose Proxy is being solicited, upon the written request of such person, a copy of the Company's Annual Report on Form 10-K including financial statements and schedules thereto filed with the Securities and Exchange Commission for the year ended
December 31, 2000. Any request for exhibits should be in writing addressed to Robert H. George, Secretary, Alamo Group Inc., 1502 East Walnut Street, Seguin, Texas 78155.

                                          By Order of the Board of Directors

                                          /s/ Rober H. George

                                          Robert H. George
                                          SECRETARY

Dated: March 30, 2001

                                                                     EXHIBIT "A"

                                ALAMO GROUP INC.
                            AUDIT COMMITTEE CHARTER

                                  ORGANIZATION

    This Charter governs the operations of the Alamo Group Inc. Audit Committee ("Audit Committee" or "Committee"). The Committee will obtain the full Board of Directors approval of this charter and will review and reassess this Charter at least annually. The Committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

                              STATEMENT OF POLICY

    The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

                         RESPONSIBILITIES AND PROCESSES

    The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

    The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

    The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

    The Committee shall discuss with the independent auditors the overall scope and plans for their audit including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

    The Committee shall review the interim financial statements with management and the independent auditors prior to reporting quarterly results and filing of the Company's Quarterly Report of Form 10-Q. And, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

    The Committee shall review year-end financials with management and the independent auditors prior to reporting fourth quarter and year-end results. The Committee shall also review with management and the independent auditors the financial statements to be included in the Company's Annual Report of Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgement about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

    The Committee shall annually review with management and the independent auditors the internal audit plan for the year. For any internal audit function so established the Committee shall review such function including the independence and authority of its reporting obligations, the proposed audit plans and the coordination of such plans with the independent auditors.

                                                                     EXHIBIT "B"

                           FIRST AMENDED AND RESTATED
                      1999 NON-QUALIFIED STOCK OPTION PLAN

    The Alamo Group Inc. 1999 Non-Qualified Stock Option Plan was adopted effective August 31, 1999. The Board of Directors of Alamo Group Inc. (the "Company") hereby amends the Plan as described below; provided, however, that such amendments and restatement shall become effective only after approval by the Company's stockholders. The 1999 Non-Qualified Stock Option Plan, as herein amended and restated is hereby referenced as the "Plan."

    1. PURPOSE. The purpose of this Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of its Common Stock by selected key persons who are important to the success and the growth of the business of the Company and its direct and indirect subsidiaries, and to help the Company and its direct and indirect subsidiaries secure and retain the services of such key persons.

    2.  ADMINISTRATION OF PLAN.

        (a) The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company, as appointed from time to time by at least a majority of the whole Board of Directors. The Committee shall consist solely of two or more "Non-Employee Directors," as defined in Rule 16b-3 of the Securities Exchange Act of 1934.

        (b) The Committee shall have broad discretionary authority: (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Plan Agreements executed pursuant to paragraph 14, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan,
    (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, (vi) to amend the Plan to reflect changes in applicable law; and (vii) to amend the Plan in accordance with paragraph 7 hereof.

        (c) Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and any action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

        (d) The determination of the Committee on all matters relating to the Plan or any Plan Agreement shall be conclusive and binding.

        (e) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

    3. GRANT OF OPTIONS. The Committee shall have the authority and responsibility, within the limitations of this Plan, to determine the key persons to whom options are to be granted and the terms thereof. In determining the key persons to whom options shall be granted and the terms thereof, the Committee shall take into consideration the person's present and potential contribution to the success of the Company and its direct and indirect subsidiaries and such other factors as the Committee may deem proper and relevant.

    4. ELIGIBLE PERSONS. Options may be granted under this Plan to any key employee or prospective key employee (conditioned and effective upon his becoming an employee) of the Company or its direct and indirect subsidiaries and directors of the Company or its direct and indirect subsidiaries. Employees who are also officers or directors of the Company or its direct and indirect subsidiaries shall not by reason of such offices be ineligible to receive options under this Plan. A person receiving any option under this Plan is hereinafter referred to as an "Optionee." Any reference herein to "employment" of an Optionee with the Company shall include his employment or performing services with or for the Company or any of its direct and indirect subsidiaries as an employee or as a director.

    5. STOCK SUBJECT TO OPTIONS. Subject to the provisions of paragraph 13, the number of shares of the Company's Common Stock subject at any one time to options, plus the number of such shares then outstanding pursuant to exercises of options granted under this Plan, shall not exceed 400,000. If and to the extent that options granted under this Plan terminate or expire without having been exercised, new options may be granted with respect to the shares covered by such terminated or expired options; provided that the granting and terms of such new options shall in all respects comply with the provisions of this Plan. Shares sold or distributed upon the exercise of any option granted under this Plan may be shares of the Company's authorized and unissued Common Stock, shares of the Company's issued Common Stock held in the Company's treasury, or both. There shall be reserved at all times for sale or distribution under this Plan a number of shares of Common Stock (either authorized and unissued shares or shares held in the Company's treasury, or both) equal to the maximum number of shares which may be purchased or distributed upon the exercise of options granted or that may be granted under this Plan. In no event shall any key person receiving stock options under this Plan receive options for more than 400,000 shares of the Company's Common Stock during the period of the Plan set forth in paragraph 7 below.

    6. OPTION PRICE. The option price of each share of Common Stock purchasable under any option granted under this Plan shall be determined by the Committee and shall be set forth in the Plan Agreement. In no event shall the option price be less than 100% of the fair market value of the Common Stock at the time the option is granted. The fair market value shall be (i) if the Common Stock is listed on a national securities exchange (which term shall include the Nasdaq Stock Market), the last reported sales price of the Common Stock on such exchange on the date on which the option is granted (or if there shall be no trading on such date, then on the next previous date on which there shall have been trading of the Common Stock); (ii) if the Common Stock is not listed on a national securities exchange, the average of the highest bid and the lowest ask prices at the close of business in the over-the-counter market on the date on which the option is granted; or (iii) if the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, as determined by the Committee in good faith on the basis of financial information and information regarding recent sales of Common Stock available to it, using any reasonable valuation method. The Committee's determination of the fair market value shall be conclusive and the purchase price of shares of Common Stock under each option shall be set forth in the minutes of the meeting of the Committee.

    7. EXPIRATION AND TERMINATION OF THE PLAN. Options may be granted under this Plan at any time and from time to time prior to July 6, 2009, on which date this Plan will expire, except as to options then outstanding under this Plan. Such options shall remain in effect until they have been exercised or have expired. Except with respect to any options then outstanding under this Plan, the Plan may be terminated or amended with advance approval of the proposed amendment by any of the following: (i) the Board of Directors of the Company;
(ii) the Compensation Committee, as long as such committee consists solely of two or more Non-Employee Directors; or (iii) by the security holders of the Company. Amendments to the Plan may include, but are not limited to, such matters as vesting requirements, the form of payment of awards, and the effects of employment termination. No modification, extension, renewal or other change in any option granted under this Plan shall be made after the grant of such option unless the same is consistent with the provisions of this Plan.

    8.  EXERCISABILITY AND DURATION OF OPTIONS.

        (a) Except as otherwise determined by the Committee, in its discretion, any option granted under this Plan shall become exercisable as follows. After the expiration of one year following the date on which any such option is granted, such option may be exercised as to up to twenty percent (20%) of the total number of shares covered thereby. An additional twenty percent (20%) of the shares subject to such option shall become exercisable on each anniversary date of the grant of said option until all of the shares subject to the option have become exercisable.

        (b) As to any person who is granted an option hereunder, the unexercised portion of any option granted under this Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

           (1) The expiration of ten (10) years from the date on which such option was granted;

           (2) The expiration of six (6) months following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Optionee, if the Optionee's death occurs either during his employment with the Company or during the 30-day period following the date of termination of such employment, but not later than one year after the Optionee's death;

           (3) The expiration of thirty (30) days from the date of the termination of the Optionee's employment with the Company; provided, however, that in the event of the termination of the Optionee's employment with the Company for cause, this option shall automatically terminate. The term "cause" shall be defined as including, but shall not be limited to, the following: (a) the Optionee's commission of an act of fraud, misappropriation, embezzlement or the like; or (b) in the event the Optionee is indicted or convicted of a felony.

           (4) The expiration of such period of time or the occurrence of such event as the Committee, in its discretion, may provide upon the granting thereof.

    9. EXERCISE OF OPTIONS. The option granted herein shall be exercised by the Optionee (or by his executors or administrators, as provided in paragraph 8(b)(2)) as to all or part of the shares covered by the Option, by giving written notice of the exercise thereof to the Company at its principal business office, specifying the number of shares to be purchased, and specifying a business day (the "exercise date") not less than five (5) days nor more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the shares being purchased. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the notice on the date specified in the notice.

    The Company shall cause certificates for any shares to be delivered to the Optionee or his executors or administrators at its principal business office within ten (10) business days after the exercise date.

    An amount equal to the income taxes required to be withheld by the Company from the Optionee with respect to such exercise must be paid to the Company on the date of such delivery.

    10. NONTRANSFERABILITY OF OPTIONS. No option granted under this Plan or any right evidenced thereby shall be transferable by the Optionee other than to the Optionee's executors or administrators by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employer Retirement Income Security Act, or the rules thereunder. During the lifetime of an Optionee, he alone may exercise his options.

    In the event of the Optionee's death during his employment with the Company, or during the 30-day period following the date of termination of such employment, his options shall thereafter be exercisable, as provided in paragraph 8(b)(2), only by his executors or administrators.

    11. RIGHTS OF OPTIONEE. Neither the Optionee nor his executors or administrators shall have any of the rights of a stockholder of the Company with respect to the shares subject to an option granted under this Plan until certificates for such shares shall have been issued upon the exercise of such option.

    12. RIGHT TO TERMINATE EMPLOYMENT. Nothing in this Plan or in any option granted under this Plan shall confer upon any Optionee the right to continue in the employment of the Company or affect the right of the Company or any of its direct and indirect subsidiaries to terminate the Optionee's employment at any time, subject, however, to the provisions of any agreement of employment between the Company or any of its direct and indirect subsidiaries and the Optionee.

    13. CHANGE IN CONTROL; ANTIDILUTION.

        (a) Notwithstanding any provision of the Plan to the contrary, each outstanding Option granted hereunder shall become and remain exercisable in full for its term,

           (1) on the date 10 days prior to the record date for a meeting of shareholders of the Company called for the purpose of voting upon any transaction or series of transactions (other than a transaction to which only the Company and one or more of its subsidiaries are parties) pursuant to which the Company would become a subsidiary of another corporation or merged or consolidated with or into another corporation, or would engage in an exchange of shares with another corporation, or substantially all of the assets of the Company would be sold to or acquired by another person, corporation or group of associated persons acting in concert; or

           (2) on the date upon which any person, corporation or group of associated persons acting in concert, excluding any persons who have then been owners of 10% or more of the Common Stock of the Company for a continuous period of at least ten (10) years, becomes a direct or indirect beneficial owner of shares of stock of the Company representing an aggregate of more than 50% of the votes then entitled to be cast at a meeting for the purpose of electing Directors of the Company; or

           (3) on the date upon which the persons who are members of the Board of Directors of the Company as of the effective date of the Plan (the "Original Directors"), cease to constitute a majority of the Board of Directors; provided, however, that any new Director whose nomination or selection has been approved by the affirmative vote of at least three of the Original Directors then in office shall also be deemed an Original Director for all purposes of this paragraph 13(a)(3).

The Company shall use its best efforts to notify each holder of an option of his rights under this paragraph 13(a) within a reasonable period of time prior to the date or effective date of any transaction or event described above.

        (b) In the event that the Common Stock of the Company subject to options granted hereunder is hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, exchange of shares, other reorganization, recapitalization, reclassification, combination of shares, stock split-ups or stock dividends,

           (1) the aggregate number and kind of shares subject to outstanding options granted hereunder shall be adjusted appropriately;

           (2) rights under outstanding options granted hereunder, both as to the number of subject shares and with respect to options, the option price, shall be adjusted appropriately;

           (3) where dissolution or liquidation of the Company is involved, each outstanding option granted hereunder shall terminate, but the holder of an option shall have the right, immediately prior to such dissolution or liquidation to exercise his option in full, notwithstanding the provisions of paragraph 8 (but subject to the other terms and conditions of this Plan) and the Company shall notify each holder of an option of such right within a reasonable period of time prior to any such dissolution or liquidation; and

           (4) where any merger, consolidation or exchange of shares is involved from and after the effective time of such merger, consolidation or exchange of shares, each holder of an option shall be entitled, upon exercise of his option in accordance with all of the terms and conditions of this Plan, to receive in lieu of Common Stock of the Company, shares of such stock or other securities or consideration as the holders of Common Stock of the Company received pursuant to the terms of the merger, consolidation or exchange of shares.

The adjustments contained in clauses (1), (2), (3) and (4) of this subsection
(b) and the manner of application of such provisions shall be determined solely by the Committee and any such adjustment may provide for the elimination of fractional share interests.

    14. FORM OF AGREEMENTS WITH OPTIONEES. Each option granted under this Plan shall be evidenced by an agreement (the "Plan Agreement") substantially in the form annexed hereto as Exhibit "1" with such modifications or additions, not inconsistent with the provisions of this Plan as the Committee shall provide.

    15. PURCHASE FOR INVESTMENT AND LEGALITY. The Optionee, by his acceptance of any option granted under this Plan, shall represent and warrant to the Company that his purchase or receipt of shares of Common Stock upon the exercise thereof shall be for investment and not with a view to distribution, provided that such representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed sale or distribution of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933 or is without such representation and warranty exempt from registration under such Act.

    The obligation of the Company to issue shares upon the exercise of an option shall also be subject as conditions precedent to compliance with applicable provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 (the "1934 Act"), state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company's securities shall be listed.

    The Company may endorse an appropriate legend referring to the foregoing restrictions upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of any option granted under this Plan.

    Notwithstanding the foregoing, prior to such time as an option granted under this Plan may be exercised, if the Company is registered under the 1934 Act, the Company shall register the Common Stock subject to the Plan with the Securities and Exchange Commission on Form S-8, or on such form as then applicable.

    16. EFFECTIVE DATE OF PLAN. This Plan as amended shall become effective upon its adoption by the Board of Directors and the approval thereof by the stockholders of the Company. No option granted under this Plan as amended may be exercised prior to approval of the Plan as amended by the stockholders of the Company.

                                                               E X H I B I T "1"

                                ALAMO GROUP INC.
                                  STOCK OPTION

    KNOW ALL MEN BY THESE PRESENTS: That ALAMO GROUP INC. (the "Company") having adopted a First Amended and Restated 1999 Non-Qualified Stock Option Plan
(the "Plan"), hereby grants to             (the "Optionee") the right and option
to purchase             shares of the Common Stock of the Company on the
following terms and conditions:

    1. EXERCISE OF OPTION. This option shall become exercisable as follows. After the expiration of one year following the date on which this option is granted, this option may be exercised as to up to twenty percent (20%) of the total number of shares covered hereby. An additional twenty percent (20%) of the shares subject to this option shall become exercisable on each anniversary date of the grant hereof until all of the shares subject hereto have become exercisable.

    The option shall be exercised by the Optionee as to all or part of the shares covered hereby, by the giving of written notice of such exercise to the Company at its principal business office, specifying the number of shares to be purchased, and specifying a business day, (the "exercise date") not more than five (5) days from the date such notice is given, for the payment of the purchase price against delivery of the shares being purchased. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the notice and to exercise the right on the date specified in the notice.

    2.  OPTION PRICE. The purchase price of the shares which may be purchased
pursuant to the option granted herein shall be $      per share.

    3. RIGHTS OF OPTIONEE. Neither the Optionee nor his executors or administrators shall have any of the rights of a stockholder of the Company with respect to the shares subject to this option until a certificate or certificates for such shares shall have been issued upon the exercise of this option.

    4. NONTRANSFERABILITY OF OPTION. The option granted herein shall not be transferable by the Optionee other than to his executors or administrators by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employer Retirement Income Security Act, or the rules thereunder. During the Optionee's lifetime, this option shall be exercisable only by Optionee.

    5. ADJUSTMENTS TO OPTION UPON CHANGE IN CONTROL, CHANGES IN CAPITALIZATION, ETC. In the event of any stock split, stock dividend, reclassification, or capitalization which changes the character or amount of the Company's outstanding Common Stock while any portion of this option is outstanding but unexercised, the Committee appointed under the Plan shall make such adjustments in the character and number of shares subject to such unexercised portion of this option, and in the option price, as shall be equitable and appropriate in order to make the option, as nearly as may be practicable, equivalent to this option immediately prior to such change; provided that no adjustment shall give the Optionee any additional benefits under this option. In no event shall any key employee receiving stock options under this Plan receive options for more than 400,000 shares of the Company's Common Stock during the period of the Plan set forth in paragraph 7 below.

    If the Company participates in any transaction resulting in a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee appointed under the Plan or the Board of Directors of the Company or any surviving or acquiring corporation:
(i) shall take such action as is equitable and appropriate to substitute a new option for this option, or to assume this option, in order to make the new option, as nearly as may be practicable, equivalent to this option, or
(ii) shall require that the option be exercised. Notwithstanding the foregoing, upon the occurrence of a change of control of the Company as provided in paragraph 13(a) of the Plan, the terms of paragraph 13 of the Plan shall apply to this Option.

    6. TERMINATION OF OPTION. The unexercised portion of the option granted herein shall automatically and without notice terminate and become null and void at the time of the earliest of the following to occur:

        (a) the expiration of ten (10) years from the date on which this option is granted;

        (b) the expiration of six (6) months after the issuance of letters testamentary or letters of administration to the executor or administrator of the Optionee if the Optionee's death occurs either during his employment with the Company or during the 30-day period following the date of termination of such employment with the Company, but not later than one year after the Optionee's death;

        (c) the expiration of thirty (30) days from the date of the termination of the Optionee's employment with the Company; provided, however, that in the event of the termination of the Optionee's employment with the Company for cause, this option shall automatically terminate. The term "cause" shall be defined as including, but shall not be limited to, the following: (a) the Optionee's commission of an act of fraud, misappropriation, embezzlement or the like; or (b) in the event the Optionee is indicted or convicted of a felony;

        (d) the occurrence of the event or the expiration of the period set forth in Annex 1 hereto.

    In the event of the Optionee's death during his employment with the Company or during the 30-day period following the date of termination of such employment with the Company pursuant to paragraph 6(b), this option shall thereafter be exercisable, as provided in paragraph 6(b), only by his executors or administrators.

    The Company shall cause certificates for any shares to be delivered to the Optionee or his executors or administrators at its principal business office within ten (10) business days after the exercise date.

    7. SECURITIES LAWS REPRESENTATIONS AND RESTRICTIONS. The Optionee, by his acceptance hereof, represents and warrants to the Company that his purchase of shares of Common Stock upon the exercise hereof shall be for investment and not with a view to distribution, provided that this representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed sale or distribution of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933 or without such representation and warranty is exempt from registration under such Act.

    The Optionee agrees that the obligation of the Company to issue shares upon the exercise of an option shall also be subject as conditions precedent to compliance with applicable provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company's securities shall be listed.

    The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of this option.

    8. EMPLOYMENT WITH THE COMPANY. As used herein, the term "employment with the Company" shall include employment with the Company or with any of its direct and indirect subsidiaries or serving as a director of the Company or with any of its direct or indirect subsidiaries.

    IN WITNESS WHEREOF, the Company has caused these presents to be signed by
its officer duly authorized thereto this   day of             ,     .

                                                       ALAMO GROUP INC.

                                                       By:
                                                            -----------------------------------------
                                                                           , PRESIDENT

ATTEST:

     -------------------------------------------
                      SECRETARY
                                                       ACCEPTED AND AGREED TO:

                                                        ---------------------------------------------
                                                                          OPTIONEE

Annex 1:

    Additional Conditions.

                                                             PLEASE MARK
                                                             YOUR VOTES AS
                                                             INDICATED IN    /X/
                                                             THIS EXAMPLE.

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
--------------------------------------------------------------------------------

ITEM 1 -- Election of Directors

      FOR all nominees          WITHHOLD AUTHORITY       Donald J. Douglass
   (except as specified     to vote for all nominees     Jerry E. Goldress
           below).               listed at right         David H. Morris
                                                         Ronald A. Robinson
            / /                        / /               O.S. Simpson, Jr.
                                                         James S. Skaggs
                                                         William R. Thomas

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

________________________________________________
                                                         FOR   AGAINST   ABSTAIN
ITEM 2 -- Proposal FOR ratification of appointment
of Ernst & Young LLP as the Company's independent        / /     / /       / /
auditors for 2001.

ITEM 3 -- Approve the Company's First Amended and
Restated 1999 Non-Qualified Stock Option Plan.           / /     / /       / /

ITEM 4 -- In their discretion, upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned.

In the absence of such direction the proxy will be voted FOR the nominees listed in Item 1 and FOR the Proposal set forth in Item 2 and FOR the proposal set forth in Item 3.

                                            I PLAN TO ATTEND THE MEETING   / /

                                            ____________________________________

                         (Sign exactly as name(s) appears at left. If shares are held jointly, each holder should sign. If signing for estate, trust or corporation, title or capacity should be stated.)

                         Please date, sign and return this Proxy in the enclosed business envelope.


Signature __________________________ Signature if held jointly __________________________ Date: ______________, 2001

--------------------------------------------------------------------------------------------------------------------
                                                FOLD AND DETACH HERE

PROXY

                                ALAMO GROUP INC.

                 PROXY FOR 2001 ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Donald J. Douglass, Ronald A. Robinson or Robert H. George or any one of them, proxies or proxy with full power of substitution and revocation as to each of them, to represent the undersigned and to act and vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Alamo Group Inc. to be held at 9:00 a.m., local time, at the Westin Riverwalk Hotel, 420 West Market Street, San Antonio, Texas, Tuesday, May 3, 2001 on the following matters and in their discretion on any other matters which may come before the meeting or any adjournments thereof. Receipt of Notice-Proxy Statement dated March 30, 2001 is acknowledged.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)



--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE